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                              EXHIBIT 99.B(11)(a)



                        CONSENT OF INDEPENDENT AUDITORS
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CONSENT OF INDEPENDENT AUDITORS
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THE BOARD OF TRUSTEES AND SHAREOWNERS OF CT&T FUNDS:



We consent to the use of our report included in the Statement of Additional information which is incorporated by reference into the Prospectus and to the reference to our Firm under the heading "Financial Highlights" in the Prospectus.



                                                           KPMG PEAT MARWICK LLP


Chicago, Illinois
February 16, 1996